METROPOLITAN WEST FUNDS

SUPPLEMENT DATED DECEMBER 15, 2020 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED JULY 29, 2020 (THE “SAI”)

For current and prospective investors in the Metropolitan West Funds:

Effective December 15, 2020, the disclosure relating to non-fundamental investment restrictions under the heading “INVESTMENT RESTRICTIONS” on page 4 of the SAI is amended as follows:

In addition, the Trust has adopted the following non-fundamental policies, which may be changed without shareholder approval, so that no Fund will: (a) notwithstanding the investment restrictions in (1) above, purchase any security, other than U.S. government securities or mutual funds, if as a result of that purchase, with respect to 100% of that Fund’s total assets, more than 5% of its total assets (determined at the time of investment) would then be invested in securities of a single issuer, except with respect to the debt obligations of any non-US sovereign government rated, at the time of purchase, A- or above by Fitch Ratings, Inc., A- or above by S&P Global Ratings, or A3 or above by Moody’s Investors Service, Inc., or, if unrated, debt obligations deemed by the Adviser to be of comparable quality, in which case the limit shall be 15%, provided that this restriction does not apply to the Corporate Bond Fund, Flexible Income Fund, High Yield Bond Fund, Investment Grade Credit Fund, Strategic Income Fund and Unconstrained Bond Fund or to banks and other intermediaries from which the Floating Rate Income Fund purchases a loan participation; (b) invest more than 15% of its net assets in illiquid securities, excluding securities that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees such as restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Securities Act”); (c) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets or except as disclosed in the Prospectus or this SAI, but not more than 3% of the total outstanding stock of such company would be owned by the Fund and its affiliates; and (d) invest in securities of registered open-end investment companies or unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act or any successor provisions. Notwithstanding the diversification limits described above, Rule 5b-2 adopted under the 1940 Act allows the Trust and each Fund to disregard for purposes of those limits the total value of securities issued or guaranteed by a single guarantor so long as the value of all securities owned by a Fund issued or guaranteed by a common guarantor does not exceed 10% of the value of the total assets of that Fund.